EXHIBIT 32.2

CERTIFICATION OF GARY MUSSELMAN,  CHIEF FINANCIAL OFFICER,
PURSUANT TO 18 U.S.C. SECTION 1350

The undersigned officer of WatchIt Technologies, Inc. ("WTCT") hereby certify that:

(a)      WTCT's Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and;

(b)      information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of WTCT.

/s/  Gary Musselman
Chief Financial Officer
May 21, 2008